                                                                   EXHIBIT 10.12

                   THIRD AMENDMENT TO LETTER LOAN AGREEMENT


     THIS THIRD AMENDMENT TO LETTER LOAN AGREEMENT ("Amendment") is made and
                                                     ---------
entered into effective the 14th day of November, 1996, by and between DSI TOYS, INC. f/k/a DIVERSIFIED SPECIALISTS, INC., a Texas corporation (herein called "Borrower"), and BANK ONE, TEXAS, N.A., with offices in Houston, Texas (herein
---------
called "Lender").
        ------

                               R E C I T A L S:
                               - - - - - - - -

     WHEREAS, Borrower, Lender and Guarantor entered into a Letter Loan Agreement dated December 11, 1995, as amended by First Amendment to Letter Loan Agreement dated January 31, 1996, and Second Amendment to Letter Loan Agreement dated effective August 1, 1996 (collectively, the "Loan Agreement"); the terms
                                                   --------------
defined therein being used herein as therein defined unless otherwise defined herein); and

     WHEREAS, Borrower and Lender desire to amend certain terms and provisions of the Loan Agreement to modify and increase the stated amount of the Revolving Note by $3,000,000.00.

                              A G R E E M E N T:
                              - - - - - - - - -

     NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower and Lender hereby agree to amend the Loan Agreement as hereinafter set forth.

     1.  Amendment to Loan Agreement.  Paragraphs 1(a) and 2 of the Loan
         ---------------------------
Agreement are, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended by deleting such in its entirety and substituting therefor the following:

         1.  Loan and Letters of Credit.
             ---------------------------

          (a) On the terms and subject to the conditions set forth in this letter loan agreement (the "Agreement"), Lender agrees to lend to Borrower up to
                            ---------
$23,400,000 (the "Loan").  The Loan shall be evidenced by (i) a Modification
                  ----
Revolving Promissory Note (the "Revolving Note") in a form satisfactory to
                                --------------
Lender, duly executed by Borrower in the principal amount of $9,000,000 and made payable to the order of Lender and (ii) a Promissory Note (the "Term Note") in a
                                                                ---------
form satisfactory to Lender duly executed by Borrower in the principal amount of $14,400,000 and made payable to the order of Lender. Principal and interest on the Revolving Note shall be due and payable in the manner and at the times set forth in the Revolving Note with final maturity on May 31, 1997 (the "Revolving
                                                                      ---------
Termination Date").  The total outstanding advances by Lender under the
----------------
Revolving Note will not exceed at any one time the lesser of (i) $9,000,000, or
(ii) the Borrower's Loan Limit, as defined on Schedule "A" annexed hereto.
                                              ------------
Principal and interest (including any prepayment fee) on the Term Note shall be due and payable in the manner and at the times set forth in the Term Note with final maturity on December 11,

2000. The Revolving Note and the Term Note are hereinafter collectively referred to as the "Notes".
           -----

     2.  Revolving Credit Advances.  Subject to the terms hereof, Borrower may
         -------------------------
borrow, pay, reborrow and repay under the Revolving Note, provided, however, the maximum principal outstanding under the Revolving Note shall not exceed at any one time the lesser of (i) $9,000,000, or (ii) the Borrower's Loan Limit. Borrower's requests for advances (whether for cash or Working Capital Letter of Credit) under the Loan shall specify the aggregate amount of the advance and the date of such advance. Borrower shall furnish to Lender a request for borrowing in a form satisfactory to Lender. Lender shall make the requested funds or Working Capital Letter of Credit available to Borrower at Lender's principal banking office in Houston, Texas. If at any time prior to the Revolving Termination Date, the outstanding advances under the Revolving Note exceed Borrower's Loan Limit as shown on any reports delivered to Lender under Paragraph 5(c) or as indicated by Lender's own records, Borrower shall, on the date of the delivery of such report to Lender or on the date of notice from Lender as to Lender's records, prepay on the Revolving Note such amount as may be necessary to eliminate such excess.

In addition, Schedule "B" of the Loan Agreement is hereby replaced by that which is attached hereto indicating that the maximum available under the Revolving
Note is increased to $9,000,000.00.

     2.  Conditions of Effectiveness.  This Amendment shall become effective
         ---------------------------
when, and only when, Lender shall have received counterparts of this Amendment executed by Borrower, and Section 1 hereof shall become effective when, and only when, Lender shall have additionally received all of the following documents:

          (a) $9,000,000.00 Modification Revolving Promissory Note executed by Borrower;

          (b) Certificates of the Boards of Directors of Borrower and Rosie Acquisition, L.L.C. ("Guarantor") authorizing the execution, delivery and
                           ---------
     performance of this Amendment, and the matters contemplated hereby;

          (c) Counterparts of the consent appended hereto (the "Consent of
                                                                ----------
     Guarantor") executed by Guarantor; and
     ---------

          (d) Any and all other documentation as Lender may reasonably require.

     3.   Representations and Warranties of Borrower.  Borrower represents and
          ------------------------------------------
warrants as follows:

          (a) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

          (b) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

          (c) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     4.  Reference to and Effect on the Security Instruments.
         ---------------------------------------------------

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Security Instruments (hereinafter defined) to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended above, the Loan Agreement and all other instruments securing or guaranteeing Borrower's obligations to Lender (the "Security Instruments") shall remain in full force and effect and are
           --------------------
     hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement, as amended hereby, (including the increased Revolving Note) and under the other Security Instruments.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Instruments, nor constitute a waiver of any provision of any of the Security Instruments.

     5.   Waiver.  As additional consideration for the execution, delivery and
          ------
performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower and Guarantor warrant and represent to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (a) the payment of any obligations and indebtedness under the Notes and/or the Security Instruments or (b) the performance of any of their obligations with respect to the Notes and/or the Security Instruments, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower and Guarantor unconditionally and irrevocably waive any and all claims and causes of action against Lender and any defenses to their payment and performance obligations in respect to the Notes and the Security Instruments.

     6.   Costs and Expenses.  Borrower agrees to pay on demand all costs and
          ------------------
expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

     7.   Execution in Counterparts.  This Amendment may be executed in any
          -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     8.   Governing Law.  This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of Texas.

     9.   Final Agreement.  THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL
          ---------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                              BORROWER:

                              DSI TOYS, INC.


                              By: /s/ M.D. Davis
                                 ------------------------------------
                              Name: M.D. Davis
                                   ----------------------------------
                              Title: CEO
                                    ---------------------------------

                              LENDER:

                              BANK ONE, TEXAS, N.A.


                              By: /s/ John E. Elam
                                 ------------------------------------
                              Name: John E. Elam
                                   ----------------------------------
                              Title: Vice President
                                    ---------------------------------

                              GUARANTOR:

                              ROSIE ACQUISITION, L.L.C.


                              By: /s/ M.D. Davis
                                 ------------------------------------
                              Name: M.D. Davis
                                   ----------------------------------
                              Title: President
                                    ---------------------------------
                              to evidence its acknowledgment of the waiver set forth in Paragraph 5 hereof

                             CONSENT OF GUARANTOR

                    Dated effective as of November 14, 1996



     The undersigned, ROSIE ACQUISITION, L.L.C., as the Guarantor referred to in the foregoing Amendment, hereby consents to the foregoing Amendment and hereby confirms and agrees that (i) the guaranty in effect on the date hereof to which it is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, all references in the guaranty to the Loan Agreement shall mean the Loan Agreement as amended by the Amendment and (ii) the guaranty does, and shall continue to, guarantee the payment by the Borrower of its obligations under the Loan Agreement as amended by the Amendment (including the increased Revolving Note).


                                ROSIE ACQUISITION, L.L.C.


                                By: /s/ M.D. Davis
                                   ------------------------------------
                                Name: M.D. Davis
                                     ----------------------------------
                                Title: President
                                      ---------------------------------

                                 SCHEDULE "B"
                             BORROWING BASE REPORT
                             ---------------------
                          AND COMPLIANCE CERTIFICATE
                          --------------------------

I.    Total Accounts Receivable of Borrower:                         $ _____________________
      Less:  Ineligible Accounts (as detailed on
      attachment)                                              -     $ _____________________


      Eligible Accounts Receivable                             =     $ _____________________

II.   Total Inventory:                                               $ _____________________
       Less:  Inventory Deductions                             -     $ _____________________
      Eligible Inventory:                                      =     $ _____________________

III.  80% x Domestic Eligible Accounts Receivable                    $ _____________________
      50% x Domestic Eligible Inventory:                       +     $ _____________________

      Borrower's Loan Limit:                                   =     $ _____________________
      (maximum $9,000,000)

IV.   Current Principal Balance:                                     $ _____________________

V.    Available Funds:                                               $ _____________________

VI.   Advance Request:                                               $ _____________________

VII.  Over-Advance (maximum $1,000,000)                        +     $ _____________________

VIII. Total Outstanding After Advance (Maximum $9,000,000)           $ _____________________
               ------------------------------------------------
I.    Current Ratio

II.   Tangible Net Worth                                             $ _____________________
                                            -
III.  Debt to Worth Ratio                                              _____________________

IV.   Debt Service Coverage                                            _____________________

               ------------------------------------------------


     The undersigned officer of Borrower, hereby certifies to Lender that (i) the computations set forth above are true, correct and complete as of the date set forth above or as of the date of execution hereof, as the case may be, (ii) such computations have been made in full compliance with and conformity to the Letter Loan Agreement (the "Loan Agreement") between Borrower and Lender, (iii)
                            --------------
the matters set forth in Paragraph 3 of the Loan Agreement are true and correct, and (iv) Borrower is not in default under the Loan Agreement.

     All capitalized terms used herein which have been defined in the Loan Agreement have been used in accordance with the definitions ascribed to them in the Loan Agreement.

     EXECUTED this ____ day of _____________, 19___.

                                    DIVERSIFIED SPECIALISTS, INC.

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:______________________________________